Exhibit 10.1

SECOND AMENDMENT

TO

AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT

_________________________________________

THIS SECOND AMENDMENT TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (the “Second Amendment”) is made and entered into by and between Jeffrey G. McGonegal (“Employee”) and Riot Blockchain, Inc. (the “Company”), and is effective as of the 7th day of February 2022 (the “Effective Date”). Employee and the Company shall sometimes be referred to herein collectively as the “Parties”, with each of Employee and the Company a “Party” to this Second Amendment.

RECITALS

WHEREAS, the Parties have previously entered into that certain Amended and Restated Executive Employment Agreement dated as of February 7, 2020 (the “Original Agreement”), as amended by that certain First Amendment to Executive Employment Agreement, dated as of February 8, 2021 (the “First Amendment” and collectively, with the Original Agreement, the “Agreement”).

WHEREAS, the Parties desire to amend certain terms of the Agreement, to reflect the modifications as set forth in this Second Amendment.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the Parties agree that the Agreement is amended as follows:

1.   The “Effective Date” of the Agreement is hereby amended and replaced with February 7, 2022, and that all references to the “Effective Date” in the Agreement shall mean February 7, 2022, all of which is hereby incorporated into the Agreement.

2.   All references to December 31, 2021 in the Agreement are replaced with references to December 31, 2022, and all references to February 7, 2022 are replaced with references to February 7, 2023, all of which is hereby incorporated into the Agreement.

3.   The Parties agree that Section 2 of the Agreement is deleted in its entirety and replaced with new Section 2, which is hereby incorporated into the Agreement, as follows:

2.     Term of Employment. The term of Employee’s employment under this Agreement shall be for a one (1) year period dating February 7, 2022 to February 7, 2023 (the “Term”), unless terminated earlier pursuant to Section 6 of this Agreement. Beyond the Term, Employee’s employment with the Company may be extended by the parties upon mutual written agreement signed by both parties or upon executing a new employment agreement.

4.   The Parties agree that Sections 4.a. and 4.b. of the First Amendment remain in their entirety and Section 4.c., is hereby deleted, except that the reference to December 31, 2021, in Section 4.b., of the First Amendment is hereby replaced with reference to December 31, 2022 as per paragraph 2 of this Second Amendment.

5.    Notwithstanding anything in this Second Amendment to the contrary, Section 5 of the Agreement (including all subparts), and all restrictive covenants, terms, and conditions contained therein, shall remain uninterrupted and in full force and effect. Neither this Second Amendment nor anything contained herein shall be deemed to have caused a break in Employee’s employment with the Company or otherwise serve as a basis for either Party to assert that the applicable post-employment restrictions have commenced.

6.    Section 7.c. of the Agreement is deleted in its entirety and replaced with new Section 7.c., which is hereby incorporated into the Agreement, as follows:

c.  This Agreement, as amended by that certain First Amendment to Amended and Restated Executive Employment Agreement between Employee and Company dated as of February 8, 2021, and as further amended by that certain Second Amendment to Amended and Restated Executive Employment Agreement between Employee and Company dated as of February 7, 2022, constitutes the entire understanding between Employee and the Company with respect to the subject matter hereof and supersedes any and all prior understandings and agreements, written or oral, with respect to the subject matter hereof. Except as provided in Section 5.h., this Agreement may not be amended or modified except in a writing signed by both parties hereto.

7.    Except as modified herein, all terms and conditions of the Agreement shall remain unchanged and in full force and effect. To the extent that there is any inconsistency between the terms and conditions of this Second Amendment and the terms and conditions of the Agreement, the terms and conditions of this Second Amendment shall prevail.

8.    This Second Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument. Signing of this Second Amendment and transmission of the signed Second Amendment by electronic document transfer will be acceptable and binding upon the parties as of the Effective Date.

The undersigned, intending to be legally bound, have executed this Second Amendment to the Amended and Restated Executive Employment Agreement and shall be effective as of the Effective Date noted above.

JEFFREY G. MCGONEGAL	RIOT BLOCKCHAIN, INC.
/s/ Jeffrey G. McGonegal (Signature)	By: /s/ Jason Less
Name: Jason Les Title: Chief Executive Officer